Exhibit 24

POWER OF ATTORNEY

POWER OF ATTORNEY OF COMPANY DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of General Electric Company, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate form, for up to 38,000,000 shares of capital stock of the Corporation under the Corporation’s First Restatement of the General Electric International Employee Stock Purchase Plan or any successor plan (the “Plan”), hereby constitutes and appoints Michael R. McAlevey, Christoph A. Pereira and Craig T. Beazer, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection with such Plan with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument. This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned. This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Power of Attorney by referring to the date of the undersigned’s execution of this Power of Attorney and subject hereof.

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statement below is required under New York State General Obligations Law.  Notwithstanding anything to the contrary contained therein, this Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorneys-in-fact and agents the authority to spend the undersigned's money or sell or dispose of the undersigned's property.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.  When your agent exercises this authority, he or she must act according to any instructions you have provided, or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.  Your agent can act on your behalf only after signing the Power of Attorney before a notary public.  You can request information from your agent at any time.  If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.  You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.  Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.  The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.  If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IN WITNESS WHEREOF, each of the undersigned principals, has executed this Power of Attorney on the date indicated opposite his or her name.

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/s/ Jeffrey W. Immelt	November 10, 2009
JEFFREY W. IMMELT	Chairman and Chief Executive Officer
(Principal Executive Officer and Director)

State of Connecticut      )

County of Fairfield        ) ss.:

On the 10th day of November in the year before me, the undersigned, personally appeared Jeffrey W. Immelt, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Kerry L. Gray________
Notary Public

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/s/ Keith S. Sherin	November 10, 2009
KEITH S. SHERIN	Vice Chairman and Chief Financial Officer
(Principal Financial Officer)

State of Connecticut      )

County of Fairfield        ) ss.:

On the 10th day of November in the year before me, the undersigned, personally appeared Keith S. Sherin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Kerry L. Gray________
Notary Public

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/s/ Jamie S. Miller	November 6, 2009
JAMIE S. MILLER	Vice President and Controller
(Principal Accounting Officer)

State of Connecticut     )

County of Fairfield       ) ss.:

On the 6 th day of November in the year before me, the undersigned, personally appeared Jamie S. Miller, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Kerry L. Gray________
Notary Public

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/s/ W. Geoffrey Beattie	November 6, 2009
W. GEOFFREY BEATTIE	Director

State of New York        )

County of Schenectady   ) ss.:

On the 6 th day of November in the year before me, the undersigned, personally appeared W. Geoffrey Beattie, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Kristine A. Thorne______
Notary Public

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/s/ James I. Cash, Jr.	November 6, 2009
JAMES I. CASH, JR.	Director

State of New York        )

County of Schenectady   ) ss.:

On the 6 th day of November in the year before me, the undersigned, personally appeared James I. Cash, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Rita M. Lynch   ______
Notary Public

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/s/ William M. Castell	November 6, 2009
WILLIAM M. CASTELL	Director

State of New York        )

County of Schenectady   ) ss.:

On the 6 th day of November in the year before me, the undersigned, personally appeared William M. Castell, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Kathy L. Parks ______
Notary Public

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/s/ Ann M. Fudge	November 6, 2009
ANN M. FUDGE	Director

State of New York        )

County of Schenectady   ) ss.:

On the 6th day of November in the year before me, the undersigned, personally appeared Ann M. Fudge, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Andrea Nevins_________
Notary Public

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/s/ Susan Hockfield	November 6, 2009
SUSAN HOCKFIELD	Director

State of New York        )

County of  Schenectady   ) ss.:

On the 6 th day of November in the year before me, the undersigned, personally appeared Susan Hockfield, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Rita M. Lynch   ______
Notary Public

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/s/ Andrea Jung	November 6, 2009
ANDREA JUNG	Director

State of New York        )

County of Schenectady   ) ss.:

On the 6 th day of November in the year before me, the undersigned, personally appeared Andrea Jung, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Vivian D. Brandon______
Notary Public

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/s/ Alan G. Lafley	November 6, 2009
ALAN G. LAFLEY	Director

State of New York        )

County of Schenectady   ) ss.:

On the 6 th day of November in the year before me, the undersigned, personally appeared Alan G. Lafley, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Vivian D. Brandon______
Notary Public

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/s/ Robert W. Lane	November 6, 2009
ROBERT W. LANE	Director

State of New York        )

County of Schenectady   ) ss.:

On the 6 th day of November in the year before me, the undersigned, personally appeared Robert W. Lane, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Kathy L. Parks ______
Notary Public

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/s/ Ralph S. Larsen	November 6, 2009
RALPH S. LARSEN	Director

State of New York        )

County of Schenectady   ) ss.:

On the 6 th day of November in the year before me, the undersigned, personally appeared Ralph S. Larsen, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Andrea Nevins_________
Notary Public

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/s/ Rochelle B. Lazarus	November 6, 2009
ROCHELLE B. LAZARUS	Director

State of New York        )

County of Schenectady   ) ss.:

On the 6 th day of November in the year before me, the undersigned, personally appeared Rochelle B. Lazarus, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Andrea Nevins_________
Notary Public

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/s/ James Mulva	November 6, 2009
JAMES MULVA	Director

State of New York        )

County of Schenectady   ) ss.:

On the 6 th day of November in the year before me, the undersigned, personally appeared James Mulva, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Rita M. Lynch   ______
Notary Public

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/s/ Sam Nunn	November 13, 2009
SAM NUNN	Director

State of Georgia     )

County of Gwinnett    ) ss.:

On the 13th  day of November in the year before me, the undersigned, personally appeared Sam Nunn, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

Donita Crockett__________
Notary Public

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/s/ Roger S. Penske	November 6, 2009
ROGER S. PENSKE	Director

State of New York        )

County of Schenectady   ) ss.:

On the 6 th day of November in the year before me, the undersigned, personally appeared Roger S. Penske, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Andrea Nevins_________
Notary Public

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/s/ Robert J. Swieringa	November 6, 2009
ROBERT J. SWIERINGA	Director

State of New York        )

County of Schenectady   ) ss.:

On the 6 th day of November in the year before me, the undersigned, personally appeared Robert J. Swieringa, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Kathy L. Parks ______
Notary Public

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/s/ Douglas A. Warner III	November 6, 2009
DOUGLAS A. WARNER III	Director

State of New York        )

County of Schenectady   ) ss.:

On the 6 th day of November in the year before me, the undersigned, personally appeared Douglas A. Warner III, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Kathy L. Parks ______
Notary Public

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IMPORTANT INFORMATION FOR THE AGENT:
When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:
(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;
(2) avoid conflicts that would impair your ability to act in the principal’s best interest;
(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;
(4) keep a record of all receipts, payments, and transactions conducted for the principal; and
(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).
You may not use the principal’s assets to benefit yourself or give gifts to yourself or anyone else unless the Principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed.  If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:
The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

IN WITNESS WHEREOF, each of the undersigned agents, has executed this Power of Attorney on the date indicated opposite his name.

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/s/ Michael R. McAlevey	November 10, 2009
MICHAEL R. MCALEVEY	Agent and Attorney-in-Fact

State of Connecticut      )

County of Fairfield        ) ss.:

On the 10th day of November in the year before me, the undersigned, personally appeared Michael R. McAlevey, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Kerry L. Gray________
Notary Public

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/s/ Christoph A. Pereira	November 10, 2009
CHRISTOPH A. PEREIRA	Agent and Attorney-in-Fact

State of Connecticut     )

County of Fairfield      ) ss.:

On the 10th day of November in the year before me, the undersigned, personally appeared Christoph A. Pereira, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Kerry L. Gray________
Notary Public

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/s/ Craig T. Beazer	November 6, 2009
CRAIG T. BEAZER	Agent and Attorney-in-Fact

State of Connecticut     )

County of  Fairfield      ) ss.:

On the 6th day of November in the year before me, the undersigned, personally appeared Craig T. Beazer, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Kerry L. Gray________
Notary Public

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